UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2020

GO Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-39424	85-1429879
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

450 W 14th Street
New York, NY	10014
(Address of principal executive offices)	(Zip Code)

(212) 524-7300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	GOAC.U	The New York Stock Exchange

Class A Common Stock, par value $0.0001 per share	GOAC	The New York Stock Exchange

Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	GOAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.  Entry into a Material Definitive Agreement.

On August 4, 2020, the registration statement on Form S-1 (File No. 333-239572) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of GO Acquisition Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and on August 7, 2020, the Company consummated the IPO of 50,000,000 units (“Units”). Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”) and one-third of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $500,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated August 4, 2020, between the Company and Credit Suisse Securities (USA) LLC, as representative of the several underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference;

●	A Warrant Agreement, dated August 4, 2020, between the Company and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference;

●	A Letter Agreement, dated August 4, 2020, between the Company and GO Acquisition Founder LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference;

●	A Letter Agreement, dated August 4, 2020, between the Company and each of the executive officers and directors of the Company, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated August 4, 2020, between the Company and Continental, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference;

●	A Private Placement Warrants Purchase Agreement, dated August 4, 2020, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference;

●	A Registration and Stockholder Rights Agreement, dated August 4, 2020, among the Company and certain securityholders, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference; and

●	Indemnity Agreements, each dated August 4, 2020, between the Company and each of the officers and directors of the Company, the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On August 7, 2020, simultaneously with the consummation of the IPO, the Company consummated the private placement of an aggregate of 8,000,000 warrants (the “Private Placement Warrants”) to the Sponsor at a price of $1.50 per Private Placement Warrant, generating total gross proceeds of $12,000,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Warrants are identical to the Warrants underlying the Units, except that if held by the Sponsor or its permitted transferees, they (i) may be exercised on a cashless basis and (ii) are not subject to redemption. If the Private Placement Warrants are held by holders other than the Sponsor or its permitted transferees, then the Private Placement Warrants will be redeemable by the Company and exercisable by the holders on the same basis as the Warrants included in the Units sold in the IPO. In addition, the Private Placement Warrants (and the shares of Class A Common Stock issuable upon exercise of such Private Placement Warrants) will, subject to certain limited exceptions, be subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 4, 2020, the following individuals were appointed to the board of directors of the Company: Jeremy Isaacs, Gilbert Ahye and Norma Corio. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 6, 2020, the Company filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, which was effective the same day. Among other things, the Certificate of Incorporation authorizes the issuance of (a) up to 220,000,000 shares of common stock, including (i) 200,000,000 shares of Class A Common Stock and (ii) 20,000,000 shares of Class B common stock, par value $0.0001 per share, and (b) up to 1,000,000 shares of preferred stock, par value $0.0001 per share. The terms of the Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01. Other Events.

A total of $500,000,000 of the net proceeds from the IPO and the Private Placement was placed in a trust account established for the benefit of the Company’s public stockholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to pay its taxes, if any, none of the funds held in the Trust Account will be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any shares of Class A Common Stock included in the Units sold in the IPO (“public shares”) properly tendered in connection with a stockholder vote to amend the Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of all of the public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On August 4, 2020, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 4, 2020, between the Company and Credit Suisse Securities (USA) LLC.

3.1	Amended and Restated Certificate of Incorporation of the Company.

4.1	Warrant Agreement, dated August 4, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.1	Letter Agreement, dated August 4, 2020, between the Company and GO Acquisition Founder LLC.

10.2	Letter Agreement, dated August 4, 2020, between the Company and each of the executive officers and directors of the Company.

10.3	Investment Management Trust Agreement, dated August 4, 2020, between the Company and Continental Stock Transfer & Trust Company.

10.4	Private Placement Warrants Purchase Agreement, dated August 4, 2020, between the Company and GO Acquisition Founder LLC.

10.5	Registration and Stockholder Rights Agreement, dated August 4, 2020, among the Company and certain securityholders.

10.6	Form of Indemnity Agreement.

99.1	Press release, dated August 4, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GO acquisition corp.

By:	/s/ Alejandro San Miguel
Name: Alejandro San Miguel
Title: Vice President and Secretary

Date: August 10, 2020

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